Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Anthony L. Craig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SAFEGUARD SCIENTIFICS, INC.

Date: November 14, 2003	/s/ ANTHONY L. CRAIG

Anthony L. Craig
Chief Executive Officer

In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Christopher J. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SAFEGUARD SCIENTIFICS, INC.

Date: November 14, 2003	/s/ CHRISTOPHER J. DAVIS

Christopher J. Davis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Safeguard Scientifics, Inc. and will be retained by Safeguard Scientifics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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